EXHIBIT 2

                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

DATED: October 1, 2004

                                  OAK HILL CAPITAL PARTNERS, L.P.

                                  By: OHCP GenPar, L.P., its general partner

                                  By: OHCP MGP, LLC, its general partner

                                  By: /s/ Kevin G. Levy
                                      -------------------------------------
                                  Name: Kevin G. Levy
                                  Title: Vice President


                                  OAK HILL CAPITAL MANAGEMENT
                                  PARTNERS, L.P.

                                  By: OHCP GenPar, L.P., its general partner

                                  By: OHCP MGP, LLC, its general partner

                                  By: /s/ Kevin G. Levy
                                      -------------------------------------
                                  Name: Kevin G. Levy
                                  Title: Vice President


                                  OHCP GENPAR, L.P.

                                  By: OHCP MGP, LLC, its general partner

                                  By: /s/ Kevin G. Levy
                                      -------------------------------------
                                  Name: Kevin G. Levy
                                  Title: Vice President

CUSIP No. 28225C103


                                  OHCP MGP, LLC

                                  By: /s/ Kevin G. Levy
                                      -------------------------------------
                                  Name: Kevin G. Levy
                                  Title: Vice President


                                  OAK HILL VENTURE FUND I, L.P.

                                  By: OHVF GenPar I, L.P., its general partner

                                  By: OHVF MGP I, LLC, its general partner

                                  By: /s/ Kevin G. Levy
                                      -------------------------------------
                                  Name: Kevin G. Levy
                                  Title: Vice President


                                  OHVF GENPAR I, L.P.

                                  By: OHVF MGP I, LLC, its general partner

                                  By: /s/ Kevin G. Levy
                                      -------------------------------------
                                  Name: Kevin G. Levy
                                  Title: Vice President


                                  OHVF MGP I, LLC

                                  By: /s/ Kevin G. Levy
                                      -------------------------------------
                                  Name: Kevin G. Levy
                                  Title: Vice President

CUSIP No. 28225C103


                                  FW INVESTORS V, L.P.

                                  By: FW Management II, LLC, its general partner

                                  By: /s/ Kevin G. Levy
                                      -------------------------------------
                                  Name: Kevin G. Levy
                                  Title: President


                                  FW MANAGEMENT II, LLC

                                  By: /s/ Kevin G. Levy
                                      -------------------------------------
                                  Name: Kevin G. Levy
                                  Title: President


                                  FW GROUP GP, LLC

                                  By: /s/ Kevin G. Levy
                                      -------------------------------------
                                  Name: Kevin G. Levy
                                  Title: Vice President

                                  /s/ Kevin G. Levy
                                  -----------------------------------------
                                  KEVIN G. LEVY,
                                  Attorney-in-Fact for:
                                  ROBERT M. BASS (1)

(1) A Power of Attorney authorizing Kevin G. Levy, et al., to act on behalf of Robert M. Bass previously has been filed with the Securities and Exchange Commission.

CUSIP No. 28225C103


                                  CAPITAL PARTNERSHIP

                                  By: Margaret Lee Bass 1980 Trust,
                                      Managing Partner

                                  By: Panther City Investment Company, Trustee

                                  By: /s/ Kevin G. Levy
                                      -------------------------------------
                                  Name: Kevin G. Levy
                                  Title: Vice President


                                  GROUP III 31, LLC

                                  By: /s/ Kevin G. Levy
                                      -------------------------------------
                                  Name: Kevin G. Levy
                                  Title: Vice President


                                  /s/ David G. Brown
                                  -----------------------------------------
                                  David G. Brown


                                  /s/ Mark A. Wolfson
                                  -----------------------------------------
                                  Mark A. Wolfson


                                  /s/ Kevin G. Levy
                                  -----------------------------------------
                                  KEVIN G. LEVY,
                                  Attorney-in-Fact for:
                                  J. TAYLOR CRANDALL (2)

(2)   A Power of Attorney authorizing Kevin G. Levy, et al., to act on behalf of
      J. Taylor Crandall previously has been filed with the Securities and Exchange Commission.

CUSIP No. 28225C103


                                  WOODSIDE PARTNERS, L.P.

                                  By: Tonandowah, L.L.C., its general partner

                                  By: /s/ John H. Fant
                                      -------------------------------------
                                  Name: John H. Fant
                                  Title: Vice President


                                  TONANDOWAH, L.L.C.

                                  By: /s/ John H. Fant
                                      -------------------------------------
                                  Name: John H. Fant
                                  Title: Trustee of the Caroline Jean Crandall
                                         1998 Trust, sole member of
                                         Tonandowah, L.L.C.